UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                DECEMBER 17, 2004
                                 Date of Report
                        (Date of earliest event reported)


                     DEFENSE INDUSTRIES INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)



          NEVADA                    000-30105                84-1421483
(State or other jurisdiction      (Commission       (IRS Employer Identification
       of incorporation)          File Number)                  No.)


           INDUSTRIAL ZONE EREZ, P.O. BOX 779, ASHKELON 78101, ISRAEL
              (Address of principal executive offices and zip code)


                               011-972-7-689-1661
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

ITEM 8.01

     On December 17, 2004, the Registrant announced that Retired General Richard
D. Hearney joined the Registrant's Board of Directors.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: December 17, 2004                   Defense Industries International, Inc.

..
                                          (Registrant)


                                          By: /s/ Joseph Postbinder
                                          -------------------------
                                          Joseph Postbinder
                                          Chief Executive Officer